UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                               WASHINGTON DC 20549

                                    FORM 8-K
                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934
       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): NOVEMBER 1, 2004

                            OREGON STEEL MILLS, INC.
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)

                  DELAWARE             1-9887              94-0506370
--------------------------------------------------------------------------------
(State or other jurisdiction         (Commission           (IRS Employer
 of incorporation)                    File Number)          Identification No.)


1000 S.W. BROADWAY, SUITE 2200; PORTLAND, OREGON                    97205
--------------------------------------------------------------------------------
(Address of principal executive offices)                           (Zip code)


                                 (503) 223-9228
--------------------------------------------------------------------------------
              (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02.  RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

On November 1, 2004, the Company issued a press release announcing its financial results for the quarter ended September 30, 2004. A copy of the press release is filed as Exhibit 99.1 to this report and is incorporated herein by reference.

The Company provides in the press release certain non-GAAP financial measures, including: (1) earnings before interest, taxes, depreciation and amortization ("EBITDA"); (2) EBITDA before the Settlement Charges (as defined in the press release) and fixed and other asset impairment charges; (3) net income exclusive of the Settlement Charges; and (4) operating income before the Settlement Charges. "GAAP" refers to accounting principles generally accepted in the United States. The press release contains a reconciliation table of items 1 and 2 above to the most directly comparable GAAP measures. The Company believes the non-GAAP measure in item 1 above is useful to investors because it is a basis upon which the Company assesses its financial performance, it provides useful information regarding the Company's ability to service its debt and it is a commonly used financial analysis tool for measuring and comparing companies in several areas of liquidity, operating performance and leverage. The Company believes the non-GAAP measures in items 2, 3, and 4 are useful to investors when comparing to prior periods because it believes the excluded items are nonrecurring, except for additional charges that may occur due to the Early Retirement Option (as defined in the press release). The Company's management uses these non-GAAP financial measures along with the most directly comparable GAAP financial measures in evaluating the Company's operating performance. A reconciliation table of items 3 and 4 above is set forth below.

Non-GAAP financial measures should not be considered in isolation from, or as a substitute for, financial information presented in compliance with GAAP, and non-GAAP financial measures as reported by the Company may not be comparable to similarly titled items reported by other companies or the definition used in any of our debt agreements.

                                                                            IN THOUSANDS (UNAUDITED)
                                                               Three Months Ended            Nine Months Ended
                                                                  September 30,                 September 30,
                                                           ---------------------------- ------------------------------
                                                               2004          2003           2004            2003
                                                               ----          ----           ----            ----
Operating income (loss)                                    $  63,951      ($12,924)     $  99,398      ($ 68,058)
Add back labor dispute settlement adjustment                   4,532            --         43,400             --
                                                           ---------      --------       ---------      ---------
Operating income (loss) before labor dispute
   settlement adjustment                                   $  68,483      ($12,924)     $ 142,798      ($ 68,058)
                                                           =========      ========       =========      =========

                                                                            IN THOUSANDS (UNAUDITED)
                                                             Three Months Ended            Nine Months Ended
                                                                September 30,                September 30,
                                                             ---------------------------- ------------------------------
                                                                2004          2003           2004            2003
                                                                ----          ----           ----            ----
Net income (loss)                                              $50,343      ($20,938)        $71,888       ($81,911)

Add back labor dispute settlement adjustment                     4,532            --          43,400             --
                                                               -------       -------         -------       --------
Net income (loss) before labor dispute
   settlement adjustment                                       $54,875      ($20,938)        $115,288      ($81,911)
                                                               =======      =========        ========      ========

In the press release, the Company anticipates earnings will be in the range of $1.05 to $1.15 per diluted share in the fourth quarter of 2004 on 35.3 million diluted shares. These amounts exclude the estimated $4.5 million ($.13 per share) charge in the fourth quarter related to the Early Retirement Option (as explained in the press release). The anticipated earnings would be in the range of $0.92 to $1.02 per diluted share in the fourth quarter of 2004, if the Early Retirement Option charge was included.

ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS.

(c)  Exhibits

EXHIBIT
NUMBER            DESCRIPTION

99.1 Oregon Steel Mills, Inc. Company Press Release dated November 1, 2004, announcing financial results for the quarter ended September 30, 2004.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                            OREGON STEEL MILLS, INC.
--------------------------------------------------------------------------------
                                  (Registrant)



Date:     November 1, 2004                  By:  /s/ Jeff S. Stewart
      -----------------------------            ---------------------------------
                                                 Jeff S. Stewart
                                                 Corporate Controller
                                                 (Principal Accounting Officer)